James Advantage Funds

James Long-Short Fund

Supplement to the Prospectus dated November 1, 2014

Supplement dated August 20, 2015

The James Long-Short Fund (“Fund”) was previously a non‐diversified investment company for the diversification purposes of the Investment Company Act of 1940.  The Fund is now deemed to be diversified under the Investment Company Act of 1940.  The Fund may not resume operating in a non‐diversified manner without first obtaining shareholder approval.

As a result, the non-diversification information contained under the “Principal Investment Strategies of the Fund” and “Principal Risks of the Fund” sections in the Prospectus for the Fund are hereby removed.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE